                                                                   Exhibit 10.12


                           FIRST AMENDMENT TO LEASE
                           ------------------------

     THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made and entered into
                                          ---------
as of this 2 day of October, 1996 by and between TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation ("Landlord") and OPEN PORT
                                                 --------
TECHNOLOGY, INC., an Illinois corporation ("Tenant");
                                            ------

                            W I T N E S S E T H
                            -------------------

     WHEREAS, Landlord and Tenant entered into that certain lease dated as of August 23, 1995 (such lease as it may be modified or amended hereafter, is called the "Lease") pursuant to which Landlord leased to Tenant certain premises (the "Premises") on the ninth (9th) floor in a building commonly known as 676
      --------
St. Clair situated at 676 St. Clair, Chicago, Illinois (the "Building"), as more
                                                             --------
particularly set forth in the Lease;

     WHEREAS, Tenant desires to continue its occupancy of the Premises and Landlord agrees to allow Tenant to continue such occupancy on all of the terms and conditions of the Lease, except as the same are expressly modified or amended hereby;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.   Controlling Language: Insofar as the specific terms and provisions of
          --------------------
this Amendment purport to amend or modify or are in conflict with the specific terms, provisions and exhibits of the Lease, the terms and provisions of this Amendment shall govern and control; in all other respects, the terms, provisions and exhibits of the Lease shall remain unmodified and in full force and effect.

     2.   Term of the Lease: The Term of the Lease is hereby renewed for five
          -----------------
(5) years beginning on March 1, 1997 (the "Renewal Commencement Date") and
                                           -------------------------
ending on February 28, 2002, inclusive (the "Renewal Term"), on all the terms,
                                             ------------
covenants and conditions of the Lease, except as hereinafter set forth, and any reference in the Lease to the Term of the Lease shall be deemed to include the Renewal Term and apply thereto unless it is expressly provided otherwise. Likewise, any reference in the Lease to the Termination Date of the Lease shall be deemed to mean February 28, 2002.

     3.   Base Rent. As of the Renewal Commencement Date, Base Rent for the
          ---------
Premises shall be as set forth in the following schedule, which shall replace and supersede all Base Rent amounts set forth in the Schedule to the Lease.

                                                            Monthly Installments
            Period                    Base Rent                 of Base Rent
            ------                    ---------             --------------------
    First Renewal Lease Year    $404,761.50 ($16.50 x            $33,730.13
                                24,531 rentable square feet)

    Second Renewal Lease Year   $417,027.00 ($17.00 x            $34,752.25
                                24,531 rentable square feet)

    Third Renewal Lease Year    $429,292.50 ($17.50 x            $35,774.38
                                24,531 rentable square feet)

    Fourth Renewal Lease Year   $441,558.00 ($18.00 x            $36,796.50
                                24,531 rentable square feet)

    Fifth Renewal Lease Year    $453,823.50 ($18.50 x            $37,818.63
                                24,531 rentable square feet)

     For purposes of this Amendment, "First Renewal Lease Year" shall mean the
                                      ------------------------
period beginning with the Renewal Commencement Date and ending February 28, 1998, and the "Second Renewal Lease Year" shall be the twelve-month period
               -------------------------
beginning March 1, 1998 and each subsequent Renewal Lease Year shall be the period of twelve months following the last day of the prior Renewal Lease Year. Tenant shall pay the Security Deposit, One Hundred One Thousand One Hundred Ninety and 39/100ths Dollars ($101,190.39), on or before February 28, 1997.

     4.   Schedule: As of the Renewal Commencement Date, the Schedule to the
          --------
Lease shall be amended as follows:

    Security Deposit:           $ 101,190.39 (subject to decrease at the
                                end of the Second Lease Year as provided in
                                Section 17)

    Base Operating Expenses:    $ 3,534,531.60

    Base Taxes:                 $ 3,915,003.90


     5.   Condition of Premises. Throughout the Renewal Term, Landlord is
          ---------------------
leasing the Premises to Tenant "as is", without any representations and warranties of any kind (including, without limitation, any express or implied warranties of merchantability, fitness or habitability) and, except as expressly provided herein or in the Lease, without any obligation on the part of Landlord to alter, remodel, improve, repair, or decorate the Premises or any part thereof.

     6.   Minimum Improvements to Premises. In addition to any improvements to
          --------------------------------
the Premises performed by Tenant prior to February 28, 1997, Tenant shall, at Tenant's sole expense, complete improvements (not including furniture, furnishing or trade fixtures) to the Premises valued at least Forty Thousand and no/100 Dollars ($40,000.00), by February 28, 1999 (as evidenced by "paid" invoices submitted to Landlord no later than thirty (30) days after the completion of such improvements).

     7.   Parking. Section 30 of the Lease is hereby deleted and the following
          -------
inserted in lieu thereof:

              "30. PARKING. Landlord shall provide Tenant with two (2) reserved parking spaces in the Building parking lot. Such parking spaces shall be provided at the current monthly rate charged by Landlord."

     8.   Security Deposit. The first grammatical paragraph of Section 17 of
          ----------------
the Lease is hereby deleted and the following inserted in lieu thereof:

                "On or before February 28, 1997, Tenant shall deposit with
              Landlord security for the full and faithful performance of every provision of this Lease to be performed by Tenant in the amount, if any, set forth as the Security Deposit in the Schedule (One Hundred One Thousand One Hundred Ninety and 39/100ths Dollars ($101,190.39)). Upon receipt thereof, Landlord shall deposit the Security Deposit in an interest bearing account at a financial institution selected by Landlord in its sole discretion. If Tenant defaults with respect to any provision of this Lease, Landlord may use all or any part of the Security Deposit and any interest earned thereon for the payment of any rent and any other sum due or in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is to be used, Tenant shall within five (5) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount (plus any interest thereon, but less the amount, if any, returned to Tenant pursuant to the next grammatical sentence) and Tenant's failure to do so shall be a material breach of this Lease. Provided that Tenant is not then in default after any applicable notice and cure period, Landlord shall return Thirty Three Thousand Seven Hundred Thirty and 13/100ths Dollars

              ($33,730.13) of the Security Deposit to Tenant at the end of the Second Lease Year (in which event the Security Deposit for the remainder of the Term of the Lease shall be Sixty Seven Four Hundred Sixty and 26/100ths Dollars ($67,460.26)). If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit plus such interest actually earned thereon but not previously applied by Landlord in accordance with this Section 17, less the amount, if any, refunded to Tenant pursuant to the previous grammatical sentence (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of this Lease and upon vacation of the Premises in accordance with the provisions hereof. Said security deposit shall not be deemed an advance payment of rent or a measure of Landlord's damages for any default hereunder by Tenant."

     9.   Preparation and Condition of Premises, Possession and Surrender of
          ------------------------------------------------------------------
Premises. Section 3C of the Lease is hereby deleted and the following inserted
--------
in lieu thereof:

     "C. Unless otherwise provided by written agreement, signed by Landlord, all Work (hereinafter defined), partitions, hardware, light fixtures and other fixtures (except trade fixtures and movable furniture and equipment belonging to Tenant) in or upon the Premises, whether placed there by Landlord or Tenant, shall be surrendered with the Premises at the termination of this Lease, by lapse of time or otherwise, or at the termination of Tenant's right to possession without termination of this Lease, and shall become Landlord's property without compensation to Tenant; provided, however, that if prior to any such termination of the Lease, or of the right to possession, or within ten (10) days thereafter, Landlord so directs by written notice, Tenant shall promptly remove any Work (except as provided in Section 5A), partitions, hardware, light fixtures or other fixtures placed in or upon the Premises by Tenant and designated in such notice and repair any damage to the Premises caused by such removal, failing which Landlord may remove the same and repair the Premises and Tenant shall pay the cost thereof to Landlord upon demand."

     10.  Rules of Interpretation and Computation of Base Rent and Rent
          -------------------------------------------------------------
Adjustments. The second grammatical sentence of Section 2D(9) of the Lease is
-----------
hereby deleted and the following inserted in lieu thereof:

     "(9) If any Operating Cost relates to more than one parcel of property such Operating Cost shall be proportionately allocated among all parcels of property to which it relates."

     11.  Alterations and Repairs. The fifth grammatical sentence of Section 5A
          -----------------------
of the Lease is hereby deleted and the following inserted in lieu thereof:

     "Landlord hereby agrees to inform Tenant of its approval or disapproval of any such Systems/Structure Work or Non-Systems Work within fifteen (15) days after receipt of a complete set of plans and specifications therefor, and if Landlord approves, Landlord shall, together with such approval, notify Tenant of what items of Work must be removed at the end of the Term of the Lease or earlier termination of Tenant's right to possession."

     12.  Fire and Other Casualty. Section 9C is hereby amended by adding the
          -----------------------
following sentence at the end of such section:

     "Notwithstanding anything in this Section 9C to the contrary, if all or substantially all of the Premises shall be made untenantable by a fire or other casualty occurring in the last year of the Term of this Lease, all other provisions of this Section 9C shall apply except that Landlord shall have six (6) months to make the Premises tenantable instead of twelve (12) months."

     13.  Assignment and Subletting by Tenant. Section 14D of the Lease is
          -----------------------------------
hereby deleted and the following inserted in lieu thereof:

     "D. If Tenant, having first obtained Landlord's consent to any assignment or sublease, or if Tenant or a trustee in bankruptcy for Tenant pursuant to the Bankruptcy Code, shall assign this Lease or sublet the Premises, or any part thereof, at a rental or for other consideration in excess of the aggregate of the Base Rent, Operating Cost Share Rent and Tax Share Rent due and payable by Tenant under this Lease, then Tenant shall pay to Landlord as Additional Rent fifty percent (50%) of all of such excess rent or other consideration within ten (10) days after receipt thereof from time to time."

     14.  Rights Reserved to the Landlord. Section 10L is hereby amended by
          -------------------------------
adding as the following after subsection (5):

     "(6) the new premises is not located on the third (3rd) floor of the Building."

     15.  Real Estate Broker. Tenant represents that it has not dealt with any
          ------------------
real estate broker except for The John Buck Company and Julien Studley, Inc., with respect to this Amendment to the Lease and, to its knowledge no other broker initiated or participated in the negotiation of this Lease, submitted or showed the Premises to Tenant or is entitled to any commission in connection with this Lease. Tenant agrees to indemnify and hold Landlord harmless from all claims from any other real estate broker for commission or fees in connection with this Amendment to the Lease.

     16. Landlord and Tenant hereby agree that (a) this Amendment is incorporated into and made a part of the Lease, (b) any and all references to the Lease hereafter shall include this Amendment, and (c) the Lease and all terms, conditions and provisions of the Lease are in full force and effect as of the Date hereof, except as expressly modified and amended hereinabove.

     17. All terms capitalized but not defined herein shall have the same meaning ascribed to such terms in the Lease.

     18. This Amendment shall be governed by and construed under the laws of the State of Illinois.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

LANDLORD:                                    TENANT:

TEACHERS INSURANCE AND                       OPEN PORT TECHNOLOGY, INC.
ANNUITY ASSOCIATION OF                       an Illinois corporation
AMERICA, a New York corporation

By:_______________________                   By: /s/ David P. Aniol
                                                ------------------------
Name:_____________________                   Name: DAVID P. ANIOL
                                                  ----------------------
Title:____________________                   Title: CFO
                                                   ---------------------


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